Exhibit 10.5

2019 AMENDMENT
TO
LONGSTREET PROPERTY OPTION AGREEMENT

This 2019 Property Option Agreement Amendment (the “2019 Amendment”) is executed this 12th day of August, 2019 by and between Great Basin Resources, Inc. a Nevada corporation (“Great Basin”) and Star Gold Corp., a Nevada corporation (“Star Gold”) (each a “Party” and together the “Parties”).

RECITALS

A.
MinQuest, Inc. (“Minquest”) and Star Gold entered into a Property Option Agreement (the “Option Agreement”), dated January 15, 2010, for the property referred to in the Option Agreement as the “Longstreet Property”;

B.	The Longstreet Property consists of the claims set forth on Exhibit “A” hereto along with all lands within a one (1) mile radius of any of the claims (collectively the “Property”):

C.	Minquest and Star Gold subsequently entered into an Amendment, to the Option Agreement, dated December 10, 2014 (the “2014 Amendment”);

D.	Minquest and Star Gold subsequently entered into an Amendment, to the Option Agreement, dated January 5, 2016 (the “2016 Amendment”);

E.	Minquest subsequently assigned, to Great Basin, all of its right, title and interest in and to the Option Agreement, as amended;

F.
Minquest and Start Gold Subsequently entered into an Amendment, to the Option Agreement, dated December 4, 2018 (the “2018 Amendment”) which set forth certain amendments to the schedule of required Property Expenditures as laid out in the Option Agreement;

G.
The Parties now desire to further revise the Option Agreement to make amendments related to the required Property Expenditures and other payment and consideration related provisions of the Option Agreement, as amended.

NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this 2019 Amendment, the Parties hereby covenant, agree, represent and warrant as follows.

AGREEMENT

1.	DEFINITIONS.

All capitalized terms not defined in this 2019 Amendment shall have the meaning ascribed to those terms in the Option Agreement.

2.	AMENDMENTS.

2.1      Option Amendments. Section 4 of the Option Agreement, as amended most recently by the 2018 Amendment, is and hereby shall be amended as set forth herein.

2.1.1
Property Expenditures. All remaining Property Expenditures required to be made by Star Gold, as set forth in the 2018 Amendment, shall be deemed to have been made in exchange for and upon Great Basin receiving the consideration set forth in paragraph 2.1.4 below.

2.1.2
Cash Payments. All remaining cash payments owed to Great Basin by Star Gold, as set forth in the 2016 Amendment, shall be deemed to have been made in exchange for and upon Great Basis receiving the consideration set forth in paragraph 2.1.4 below.

2.1.3
Option Grants. All remaining stock option grants to be made to Great Basin by Star Gold, as set forth in the 2016 Amendment, shall be deemed to have been made in exchange for and upon Great Basin receiving the consideration set forth in paragraph 2.1.4 below.

2.1.4	Consideration. In exchange for the amendments set forth in paragraphs 2.1.1- 2.1.3 above, Star Gold shall:

(a)	make a one-time cash payment to Great Basin in the total sum of fifty thousand and no/100 dollars ($50,000.00); and

(b)	re-price, to $.04 per share, options held by Great Basin to purchase up to 435,000 shares of Star Gold common stock, with said options expiring on August 31, 2024; and

(c)	grant Great Basin additional options to purchase up to 500,000 shares of Star Gold common stock at the price of $.04 per share with such options expiring on August 31, 2024; and

(d)
enter into a consulting agreement with Great Basin for a term of eighteen (18) months and which shall compensate Great Basin the amount of seven thousand five hundred and no/100 dollars per month ($7,500.00).

For the avoidance of doubt, upon Star Gold complying with the requirements of paragraph 2.1.4, Star Gold shall receive from Great Basin a quitclaim for one hundred percent (100%) interest in and to the Property (subject to the NSR) as set forth in Section 4 of the Option Agreement.

2.2      Net Smelter Royalty Amendment. Star Gold and/or assigns is, and hereby shall be, granted an option to reduce Great Basin’s Net Smelter Royalty (“NSR”), as that term is defined in the Option Agreement, from three percent (3%) to one and one-half percent (1.5%) in exchange for the payment to Great Basin by Star Gold of the sum one million seven hundred fifty thousand and no/100 dollars ($1,750,000.00) (the “NSR Option”). Star Gold must exercise the NSR Option no later than the date which is six (6) months following the first receipt of proceeds from the sale of processed are from the Property. For the avoidance of doubt, Great Basin shall retain the right to assign its remaining 1.5% NSR in its sole discretion.

3.	MISCELLANEOUS.

3.1      No Third Parties Benefited. This 2019 Amendment is between and for the sole benefit of Star Gold and Great Basin and their successors and assigns and creates no rights whatsoever in favor of any other person or entity and no other person or entity will have any rights to rely hereon.

3.2      Notices. All notices or other written communications hereunder will be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt of an electronic confirmation thereof, (ii) one Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Star Gold:	Attn: Kelly J. Stopher, CFO 2910 57th Ave, Suite 5 PMB 309 Spokane, WA 99223 Phone: (208) 664-5066 Fax: (208) 765-8520

With a copy to:	Parsons/Burnett/Bjordahl/Hume, LLP
Attn: Robert J. Burnett
159 S. Lincoln Street, Suite 225
Spokane, Washington 99201
Phone: (509) 252-5066
Fax: (509) 252-5067

If to Great Bain:	Attn: Richard Kern 4325 Christy Way Reno, NV 89519 Phone: (775) 746-4471 Fax: (775) 746-0938

3.3      Additional Documents. Each Party shall execute such additional documents as may reasonably be requested by the other Party to effectuate the provisions of this 2019 Amendment.

3.4      Assignment. Except as otherwise specifically set forth herein or as allowed by the Option Agreement, no Party may assign its rights or obligations under this 2019 Amendment without the prior written consent of the other Party. Any purported assignment without the other Party’s prior written consent will be void ab initio.

3.5      Authorization; Binding Effect. Each Party represents to the other that its execution of this 2019 Amendment has been authorized by all necessary corporate action and that this 2019 Amendment constitutes a binding obligation of such Party. Each individual who executes this 2019 Amendment on behalf of a Party represents to all Parties that he or she is authorized to do so. This 2019 Amendment will bind each Party’s successors and permitted assigns.

3.6      Attorneys’ Fees. If a Party is in default under this 2019 Amendment the other Party will have the right, at the expense of the defaulting Party, to retain an attorney to make demand, enforce remedies, or otherwise protect or enforce the rights of the non-defaulting Party. A Party in default shall pay all attorneys’ fees and costs so incurred.

3.7      Consents and Approvals. Unless specifically stated to the contrary in this 2019 Amendment (i.e., by stating that a Party’s consent or approval may be granted or withheld in its sole discretion), whenever any provision of this 2019 Amendment requires a Party to provide its consent or approval, such Party will not unreasonably condition, withhold or delay such consent or approval, provided that the Party seeking the consent is not in default under the Option Agreement.

3.8      Consent Required to Amend or Waive. No amendment or modification of any provision of this 2019 Amendment will be effective unless made in writing and signed by each of the Parties.

3.9      Counterparts. This 2019 Amendment may be executed in counterparts each of which will be deemed an original and such counterparts when taken together shall constitute but one agreement.

3.10    Entire Agreement. This 2019 Amendment sets forth the entire understanding of the Parties with respect to the subject matter of this 2019 Amendment and supersedes all prior agreements and understandings between the Parties regarding the subject matter of this 2019 Amendment. No other amendments to the Option Agreement are contemplated or intended by this 2019 Amendment except such other amendments as may be required to carry out the specific terms and intent of this 2019 Amendment.

3.11    Governing Law; Consent to Jurisdiction. This 2019 Amendment and its interpretation and enforcement are governed by the laws of the state of Nevada. Each Party agrees that venue for any dispute arising out of or in connection with this 2019 Amendment will be in Mineral County, Nevada and each Party waives any objections it may now or hereafter have regarding such venue.

3.12    No Waiver. No waiver by any Party of any right or default under this 2019 Amendment will be effective unless in writing and signed by the waiving Party. No such waiver will be deemed to extend to any prior or subsequent right or default or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

3.13    Relationship of the Parties. The relationship of the Parties is strictly one of Option or and Optionee. This Amendment is neither intended to, nor will it be construed as, an agreement to create a joint venture, partnership, or other form of business association between the Parties.

3.14       Severability. If for any reason any provision of this 2019 Amendment is determined by a tribunal of competent jurisdiction to be legally invalid or unenforceable, the validity of the remainder of this 2019 Amendment will not be affected and such provision will be deemed modified to the minimum extent necessary to make such provision consistent with applicable law and, in its modified form, such provision will then be enforceable and enforced.

3.15    Terminology. Unless specifically indicated to the contrary: (i) wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the plural and the masculine gender will include the feminine and neuter genders; (ii) the term “or” is not exclusive; (iii) the term “including” (or any form thereof) will not be limiting or exclusive; (iv) the words “Amendment,” “herein,” “hereof,” “hereunder,” or other words of similar import refer to this 2019 Amendment as a whole, including exhibits and schedules (if any), as the same may be modified, amended or supplanted. The headings in this 2019 Amendment have no independent meaning.

3.16     Disclaimer—Preparation of Amendment. This 2019 Amendment was originally prepared by counsel for Star Gold. The Parties agree, however, that this fact shall not create any presumption in favor or against any Party in respect of the interpretation or enforcement of this 2019 Amendment. Each other Party is advised to have this 2019 Amendment reviewed by independent legal and tax counsel prior to its execution. By executing this 2019 Amendment each such Party represents (i) that it has read and understands this 2019 Amendment, (ii) that it has had the opportunity to obtain independent legal and tax advice regarding this 2019 Amendment and (iii) that it has obtained such independent advice or has freely elected not to do so.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above.

STAR GOLD CORP.

BY:
Kelly J. Stopher, Chief Financial Officer

GREAT BASIN RESOURCES, INC.

BY:
Richard Kern, President

EXHIBIT “A”

CLAIMS

CLAIM NAME			CLAIMANT’S NAME	NMC NUMBER
Morning Star			Roy Clifford et. al	96719
Longstreet	11		Roy Clifford et. al	164002
Longstreet	12		Roy Clifford et. al	164003
Longstreet	14		Roy Clifford et. al	164005
Longstreet	15		Roy Clifford et. al	164006
Longstreet	1	A	MinQuest Inc.	799562
Longstreet	2	A	MinQuest Inc.	799563
Longstreet	3	A	MinQuest Inc.	799564
Longstreet	4	A	MinQuest Inc.	836168
Longstreet	5	A	MinQuest Inc.	836169
Longstreet	6	A	MinQuest Inc.	799565
Longstreet	7	A	MinQuest Inc.	799566
Longstreet	8	A	MinQuest Inc.	799567
Longstreet	8		MinQuest Inc.	836170
Longstreet	9	A	MinQuest Inc.	799568
Longstreet	10		MinQuest Inc.	836171
Longstreet	10	A	MinQuest Inc.	836172
Longstreet	12		MinQuest Inc.	843867
Longstreet	13		MinQuest Inc.	799570
Longstreet	14		MinQuest Inc.	843868
Longstreet	16	A	MinQuest Inc.	799569
Longstreet	16		MinQuest Inc.	843869
Longstreet	18		MinQuest Inc.	843870
Longstreet	20		MinQuest Inc.	843871
Longstreet	26		MinQuest Inc.	843872
Longstreet	28		MinQuest Inc.	836173
Longstreet	30		MinQuest Inc.	836174
Longstreet	32		MinQuest Inc.	799571
Longstreet	34		MinQuest Inc.	799572
Longstreet	36		MinQuest Inc.	836175
Longstreet	37		MinQuest Inc.	836176
Longstreet	39		MinQuest Inc.	836177
Longstreet	40		MinQuest Inc.	851568
Longstreet	41		MinQuest Inc.	836178
Longstreet	42		MinQuest Inc.	843873

Longstreet	43	MinQuest Inc.	836179
Longstreet	44	MinQuest Inc.	843874
Longstreet	45	MinQuest Inc.	836180
Longstreet	46	MinQuest Inc.	843875
Longstreet	47	MinQuest Inc.	836181
Longstreet	48	MinQuest Inc.	843876
Longstreet	49	MinQuest Inc.	836182
Longstreet	50	MinQuest Inc.	843877
Longstreet	56	MinQuest Inc.	1025831
Longstreet	57	MinQuest Inc.	1025832
Longstreet	58	MinQuest Inc.	1025833
Longstreet	59	MinQuest Inc.	1025834
Longstreet	60	MinQuest Inc.	1025835
Longstreet	61	MinQuest Inc.	1025836
Longstreet	62	MinQuest Inc.	1025837
Longstreet	63	MinQuest Inc.	1025838
Longstreet	64	MinQuest Inc.	1025839
Longstreet	65	MinQuest Inc.	1025840
Longstreet	101	MinQuest Inc.	836183
Longstreet	102	MinQuest Inc.	836184
Longstreet	103	MinQuest Inc.	836185
Longstreet	104	MinQuest Inc.	836186
Longstreet	105	MinQuest Inc.	836187
Longstreet	106	MinQuest Inc.	836188
Longstreet	107	MinQuest Inc.	836189
Longstreet	108	MinQuest Inc.	836190
Longstreet	109	MinQuest Inc.	855021
Longstreet	110	MinQuest Inc.	855022
Longstreet	111	MinQuest Inc.	855023
Longstreet	112	MinQuest Inc.	855024
Longstreet	113	MinQuest Inc.	855025
Longstreet	114	MinQuest Inc.	855026
Longstreet	115	MinQuest Inc.	855027
Longstreet	118	MinQuest Inc.	851569
Longstreet	119	MinQuest Inc.	851570
Longstreet	120	MinQuest Inc.	851571
Longstreet	121	MinQuest Inc.	851572

Longstreet	122	MinQuest Inc.	851573
Longstreet	123	MinQuest Inc.	851574
Longstreet	124	MinQuest Inc.	851575
Longstreet	200	MinQuest Inc.	1073640
Longstreet	201	MinQuest Inc.	1073641
Longstreet	202	MinQuest Inc.	1073642
Longstreet	203	MinQuest Inc.	1073643
Longstreet	204	MinQuest Inc.	1073644
Longstreet	205	MinQuest Inc.	1073645
Longstreet	206	MinQuest Inc.	1073646
Longstreet	207	MinQuest Inc.	1073647
Longstreet	208	MinQuest Inc.	1073648
Longstreet	209	MinQuest Inc.	1073649
Longstreet	210	MinQuest Inc.	1073650
Longstreet	211	MinQuest Inc.	1073651
Longstreet	212	MinQuest Inc.	1073652
Longstreet	213	MinQuest Inc.	1073653
Longstreet	214	MinQuest Inc.	1073654
Longstreet	215	MinQuest Inc.	1073655
Longstreet	216	MinQuest Inc.	1073656
Longstreet	217	MinQuest Inc.	1073657
Longstreet	218	MinQuest Inc.	1073658
Longstreet	219	MinQuest Inc.	1073659
Longstreet	220	MinQuest Inc.	1073660
Longstreet	221	MinQuest Inc.	1073661
Longstreet	222	MinQuest Inc.	1073662
Longstreet	223	MinQuest Inc.	1073663
Longstreet	224	MinQuest Inc.	1073664
Longstreet	225	MinQuest Inc.	1073665
Longstreet	226	MinQuest Inc.	1073666
Longstreet	227	MinQuest Inc.	1073667
Longstreet	228	MinQuest Inc.	1073668
Longstreet	229	MinQuest Inc.	1073669
Longstreet	230	MinQuest Inc.	1073670
Longstreet	231	MinQuest Inc.	1073671
Longstreet	232	MinQuest Inc.	1073672
Longstreet	233	MinQuest Inc.	1073673

Longstreet	234	MinQuest Inc.	1073674
Longstreet	235	MinQuest Inc.	1073675
Longstreet	236	MinQuest Inc.	1073676
Longstreet	237	MinQuest Inc.	1073677
Longstreet	66	MinQuest Inc.	1080730
Longstreet	238	MinQuest Inc.	1080731
Longstreet	239	MinQuest Inc.	1080732
Longstreet	240	MinQuest Inc.	1080733
Longstreet	241	MinQuest Inc.	1080734
Longstreet	242	MinQuest Inc.	1080735
Longstreet	243	MinQuest Inc.	1080736
Longstreet	244	MinQuest Inc.	1080737
Longstreet	245	MinQuest Inc.	1080738
Longstreet	246	MinQuest Inc.	1080739
Longstreet	247	MinQuest Inc.	1080740
Longstreet	248	MinQuest Inc.	1080741
Longstreet	301	MinQuest Inc.	1116062
Longstreet	302	MinQuest Inc.	1116063
Longstreet	303	MinQuest Inc.	1116064
Longstreet	304	MinQuest Inc.	1116065
Longstreet	305	MinQuest Inc.	1116066
Longstreet	306	MinQuest Inc.	1116067
Longstreet	307	MinQuest Inc.	1116068
Longstreet	308	MinQuest Inc.	1116069
Longstreet	309	MinQuest Inc.	1116070
Longstreet	310	MinQuest Inc.	1116071
Longstreet	311	MinQuest Inc.	1116072
Longstreet	312	MinQuest Inc.	1116073
Longstreet	313	MinQuest Inc.	1116074
Longstreet	314	MinQuest Inc.	1116075
Longstreet	315	MinQuest Inc.	1116076
Longstreet	316	MinQuest Inc.	1116077
Longstreet	317	MinQuest Inc.	1116078
		COUNT	142